Exhibit 10.2
FORM OF
SunGard Capital Corp. And SunGard Capital Corp. II
Management Non-Qualified Performance-Based Option Agreement
Amendment Dated June 25, 2010
This Amendment to the Management Non-Qualified Performance-Based Option Agreement (this “Amendment”) is entered into by and between SunGard Capital Corp., a Delaware corporation (the “Company”), SunGard Capital Corp. II, a Delaware corporation (together with the Company, the “Companies”), and the “Optionee” named below, as of June 25, 2010.
WHEREAS, the Company maintains the SunGard 2005 Management Incentive Plan, as amended (the “Plan”), for the benefit of its and its affiliates’ eligible employees, non-employee directors, and consultants and advisors who perform services for the Company or its affiliates;
WHEREAS, the Companies and the Optionee entered into the Management Non-Qualified Performance-Based Option Agreement under the Plan (the “Agreement”), pursuant to which the Companies granted the Optionee a non-qualified stock option to purchase the number of Units (as defined in the Agreement) stated therein, dated  _____, 200_____  (the “Option”);
WHEREAS, Section 9 of the Plan provides that the Administrator (as defined in the Plan) may at any time amend the Option for any purpose which may at the time be permitted by law; provided, that, the Administrator may not, without the Optionee’s consent, alter the terms of the Option so as to affect adversely the Optionee’s rights under the Option;
WHEREAS, the Board has determined that this Amendment does not adversely affect the Optionee’s rights under the Option;
WHEREAS, this Amendment applies to the portion of the Option that could be earned with respect to performance for any calendar years after 2010 as follows:
If the Option was granted in 2007, this Amendment applies to calendar year 2011.
If the Option was granted in 2008, this Amendment applies to calendar years 2011 and 2012.
If the Option was granted in 2009, this Amendment applies to calendar years 2011, 2012 and 2013.
If the Option was granted in 2010, this Amendment applies to calendar years 2011, 2012, 2013 and 2014.
WHEREAS, this Amendment is not intended to modify the terms of any previous amendment;

NOW, THEREFORE, in consideration of the above recitals and the promises set forth in the Plan, the Agreement and this Amendment, the parties agree as follows:
1.	Schedule A to the Agreement is hereby amended by adding the following new paragraphs to the end:
“Performance Goals for Years After 2010:
1. Notwithstanding the foregoing as amended from time to time, the foregoing Base Case performance goals shall be amended with respect to each calendar year after 2010. As amended, with respect to each of the calendar years after 2010, the Option shall be earned to the extent that the Amended Base Case (as defined below) for each such calendar year is achieved during such period as follows, and the portion of the Option that is earned for such calendar year shall vest in accordance with the vesting schedule set forth in paragraph (2) below:
(a) If Actual Internal EBITA for such calendar year is less than or equal to 95% of the Amended Base Case for that year, the Option will not be earned for any Units at the end of that year;
(b) If Actual Internal EBITA for such calendar year is between 95% and 100% of the Amended Base Case for that year, the number of Units underlying the Option that will be earned at the end of that year will be determined by interpolation at the linear rate of 1/56.25 of the Units per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Unit); and
(c) If Actual Internal EBITA for such calendar year is greater than 100% of the Amended Base Case for that year, the Option shall not be earned for any further Units than provided above until Actual Internal EBITA for such calendar year is equal to or greater than 100% of the Original Base Case (as defined below) for that year as such target appears in the Original Agreement (as defined below), at which point the Option shall be earned as follows:
(i) If Actual Internal EBITA for such calendar year is between 100% and 106.25% of the Original Base Case for that year, the number of Units underlying the Option that will be earned for the calendar year will be the sum of (x) the number of Units calculated in accordance with paragraph (b) above and (y) an amount determined by interpolation at the linear rate of 1/56.25 of the Units per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Unit) between 100% and 106.25% of the Original Base Case; and
(ii) If Actual Internal EBITA for such calendar year is equal to or greater than 106.25% of the Original Base Case for that year, the Option shall be earned for 1/5 of the Units (rounded to the nearest .0001 of a Unit) at the end of that year.

2. All Options earned as described above for calendar years after 2010 shall vest and be exercisable as of the end of the applicable calendar year, to the extent earned, subject to the other terms of the Agreement.
3. For vesting in years after 2010, cumulative vesting, if applicable, will not be available.
•	For purposes of this Amendment, for calendar years after 2010:
“Amended Base Case” means the Actual Internal EBITA target for the Company for each calendar year after 2010 as follows: the Company’s final consolidated budgeted EBITA, as approved by the Board or Compensation Committee and as appears in the Company’s operating budget for the applicable calendar year after 2010.
“Original Base Case” means the Base Case for applicable years after 2010 as set forth in this Agreement before this Amendment.
“Original Agreement” means this Agreement as in effect before this Amendment, including any prior amendments.”
2.	This Amendment shall apply to the portion of the Option to be earned with respect to calendar years in the Performance Period after 2010.

3.	In all respects not amended, the Agreement is hereby ratified and confirmed.
IN WITNESS WHEREOF, the Companies agree to the terms of the foregoing Amendment as of the date first written above.

SunGard Capital Corp. and	SUNGARD CAPITAL CORP.
SunGard Capital Corp. II	SUNGARD CAPITAL CORP. II

By:

Optionee	Name of Optionee

FORM OF
SunGard Capital Corp. And SunGard Capital Corp. II
Management Performance-Based Restricted Stock Unit Agreement
Amendment Dated June 25, 2010
This Amendment to the Management Performance-Based Restricted Stock Unit Agreement (this “Amendment”) is entered into by and between SunGard Capital Corp., a Delaware corporation (the “Company”), SunGard Capital Corp. II, a Delaware corporation (together with the Company, the “Companies”), and the “Grantee” named below, on June 25, 2010.
WHEREAS, the Company maintains the SunGard 2005 Management Incentive Plan, as amended (the “Plan”), for the benefit of its and its affiliates’ eligible employees, non-employee directors, and consultants and advisors who perform services for the Company or its affiliates;
WHEREAS, the Companies and the Grantee entered into the Management Performance-Based Restricted Stock Unit Agreement under the Plan (the “Agreement”), pursuant to which the Companies granted the Grantee Restricted Stock Units for the number of Units (as defined in the Agreement) stated therein, dated  _____, 200_____  (the “Stock Units”);
WHEREAS, Section 9 of the Plan provides that the Administrator (as defined in the Plan) may at any time amend the Stock Units for any purpose which may at the time be permitted by law; provided, that, the Administrator may not, without the Grantee’s consent, alter the terms of the Stock Units so as to affect adversely the Grantee’s rights under the Stock Units;
WHEREAS, the Board has determined that this Amendment does not adversely affect the Grantee’s rights under the Stock Units;
WHEREAS, this Amendment applies to the portion of the Stock Units that could be earned with respect to performance for any calendar years after 2010 as follows:
If the Stock Units were granted in 2007, this Amendment applies to calendar year 2011.
If the Stock Units were granted in 2008, this Amendment applies to calendar years 2011 and 2012.
If the Stock Units were granted in 2009, this Amendment applies to calendar years 2011, 2012 and 2013.
If the Stock Units were granted in 2010, this Amendment applies to calendar years 2011, 2012, 2013 and 2014.
WHEREAS, this Amendment is not intended to modify the terms of any previous amendment;

NOW, THEREFORE, in consideration of the above recitals and the promises set forth in the Plan, the Agreement and this Amendment, the parties agree as follows:
4.	Schedule A to the Agreement is hereby amended by adding the following new paragraphs to the end:
“Performance Goals for Years After 2010:
1. Notwithstanding the foregoing as amended from time to time, the foregoing Base Case performance goals shall be amended with respect to each calendar year after 2010. As amended, with respect to each of the calendar years after 2010, the Stock Units shall be earned to the extent that the Amended Base Case (as defined below) for each such calendar year is achieved during such period as follows, and the portion of the Stock Units that is earned for such calendar year shall vest in accordance with the vesting schedule set forth in paragraph (2) below:
(a) If Actual Internal EBITA for such calendar year is less than or equal to 95% of the Amended Base Case for that year, no Stock Units will be earned at the end of that year;
(b) If Actual Internal EBITA for such calendar year is between 95% and 100% of the Amended Base Case for that year, the number of Stock Units that will be earned at the end of that year will be determined by interpolation at the linear rate of 1/56.25 of the Stock Units per one percentage point of Actual Internal EBITA (rounded to the nearest ..0001 of a Stock Unit); and
(c) If Actual Internal EBITA for such calendar year is greater than 100% of the Amended Base Case for that year, then no further Stock Units shall be earned other than provided above until Actual Internal EBITA for such calendar year is equal to or greater than 100% of the Original Base Case (as defined below) for that year as such target appears in the Original Agreement (as defined below), at which point the Stock Units shall be earned as follows:
(i) If Actual Internal EBITA for such calendar year is between 100% and 106.25% of the Original Base Case for that year, the number of Stock Units that will be earned for the calendar year will be the sum of (x) the number of Stock Units calculated in accordance with paragraph (b) above and (y) an amount determined by interpolation at the linear rate of 1/56.25 of the Stock Units per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Stock Unit) between 100% and 106.25% of the Original Base Case; and
(ii) If Actual Internal EBITA for such calendar year is equal to or greater than 106.25% of the Original Base Case for that year, 1/5 of the Stock Units shall be earned (rounded to the nearest .0001 of a Stock Unit) at the end of that year.

2. All Stock Units earned as described above for calendar years after 2010 shall vest as of the end of the applicable calendar year, to the extent earned, and subject to the other terms of the Agreement.
3. For vesting in years after 2010, cumulative vesting, if applicable, will not be available.
•	For purposes of this Amendment, for calendar years after 2010:
“Amended Base Case” means the Actual Internal EBITA target for the Company for each calendar year after 2010 as follows: the Company’s final consolidated budgeted EBITA, as approved by the Board or Compensation Committee and as appears in the Company’s operating budget for the applicable calendar year after 2010.
“Original Base Case” means the Base Case for applicable years after 2010 as set forth in this Agreement before this Amendment.
“Original Agreement” means this Agreement as in effect before this Amendment, including any prior amendments.”
5.	This Amendment shall apply to the portion of the Stock Units to be earned with respect to calendar years in the Performance Period after 2010.

6.	In all respects not amended, the Agreement is hereby ratified and confirmed.
IN WITNESS WHEREOF, the Companies agree to the terms of the foregoing Amendment as of the date first written above.

SunGard Capital Corp. and	SUNGARD CAPITAL CORP.
SunGard Capital Corp. II	SUNGARD CAPITAL CORP. II

By:

Grantee	Name of Grantee

FORM OF
SunGard Capital Corp. And SunGard Capital Corp. II
Management Non-Qualified Performance-Based Class A Option Agreement
Amendment Dated June 25, 2010
This Amendment to the Management Non-Qualified Performance-Based Class A Option Agreement (this “Amendment”) is entered into by and between SunGard Capital Corp., a Delaware corporation (the “Company”), SunGard Capital Corp. II, a Delaware corporation (together with the Company, the “Companies”), and the “Optionee” named below, as of June 25, 2010.
WHEREAS, the Company maintains the SunGard 2005 Management Incentive Plan, as amended (the “Plan”), for the benefit of its and its affiliates’ eligible employees, non-employee directors, and consultants and advisors who perform services for the Company or its affiliates;
WHEREAS, the Companies and the Optionee entered into the Management Non-Qualified Performance-Based Class A Option Agreement under the Plan (the “Agreement”), pursuant to which the Companies granted the Optionee a non-qualified stock option to purchase the number of Shares (as defined in the Agreement) stated therein, dated _____, 200_____  (the “Option”);
WHEREAS, Section 9 of the Plan provides that the Administrator (as defined in the Plan) may at any time amend the Option for any purpose which may at the time be permitted by law; provided, that, the Administrator may not, without the Optionee’s consent, alter the terms of the Option so as to affect adversely the Optionee’s rights under the Option;
WHEREAS, the Board has determined that this Amendment does not adversely affect the Optionee’s rights under the Option;
WHEREAS, this Amendment applies to the portion of the Option that could be earned with respect to performance for any calendar years after 2010 as follows:
If the Option was granted in 2007, this Amendment applies to calendar year 2011.
If the Option was granted in 2008, this Amendment applies to calendar years 2011 and 2012.
If the Option was granted in 2009, this Amendment applies to calendar years 2011, 2012 and 2013.
If the Option was granted in 2010, this Amendment applies to calendar years 2011, 2012, 2013 and 2014.
WHEREAS, this Amendment is not intended to modify the terms of any previous amendment;

NOW, THEREFORE, in consideration of the above recitals and the promises set forth in the Plan, the Agreement and this Amendment, the parties agree as follows:
7.	Schedule A to the Agreement is hereby amended by adding the following new paragraphs to the end:
“Performance Goals for Years After 2010:
1. Notwithstanding the foregoing as amended from time to time, the foregoing Base Case performance goals shall be amended with respect to each calendar year after 2010. As amended, with respect to each of the calendar years after 2010, the Option shall be earned to the extent that the Amended Base Case (as defined below) for each such calendar year is achieved during such period as follows, and the portion of the Option that is earned for such calendar year shall vest in accordance with the vesting schedule set forth in paragraph (2) below:
(a) If Actual Internal EBITA for such calendar year is less than or equal to 95% of the Amended Base Case for that year, the Option will not be earned for any Shares at the end of that year;
(b) If Actual Internal EBITA for such calendar year is between 95% and 100% of the Amended Base Case for that year, the number of Shares underlying the Option that will be earned at the end of that year will be determined by interpolation at the linear rate of 1/56.25 of the Shares per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Share); and
(c) If Actual Internal EBITA for such calendar year is greater than 100% of the Amended Base Case for that year, the Option shall not be earned for any further Shares than provided above until Actual Internal EBITA for such calendar year is equal to or greater than 100% of the Original Base Case (as defined below) for that year as such target appears in the Original Agreement (as defined below), at which point the Option shall be earned as follows:
(i) If Actual Internal EBITA for such calendar year is between 100% and 106.25% of the Original Base Case for that year, the number of Shares underlying the Option that will be earned for the calendar year will be the sum of (x) the number of Shares calculated in accordance with paragraph (b) above and (y) an amount determined by interpolation at the linear rate of 1/56.25 of the Shares per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Share) between 100% and 106.25% of the Original Base Case; and
(ii) If Actual Internal EBITA for such calendar year is equal to or greater than 106.25% of the Original Base Case for that year, the Option shall be earned for 1/5 of the Shares (rounded to the nearest .0001 of a Share) at the end of that year.

2. All Options earned as described above for calendar years after 2010 shall vest and be exercisable as of the end of the applicable calendar year, to the extent earned, subject to the other terms of the Agreement.
3. For vesting in years after 2010, cumulative vesting, if applicable, will not be available.
•	For purposes of this Amendment, for calendar years after 2010:
“Amended Base Case” means the Actual Internal EBITA target for the Company for each calendar year after 2010 as follows: the Company’s final consolidated budgeted EBITA, as approved by the Board or Compensation Committee and as appears in the Company’s operating budget for the applicable calendar year after 2010.
“Original Base Case” means the Base Case for applicable years after 2010 as set forth in this Agreement before this Amendment.
“Original Agreement” means this Agreement as in effect before this Amendment, including any prior amendments.”
8.	This Amendment shall apply to the portion of the Option to be earned with respect to calendar years in the Performance Period after 2010.

9.	In all respects not amended, the Agreement is hereby ratified and confirmed.
IN WITNESS WHEREOF, the Companies agree to the terms of the foregoing Amendment as of the date first written above.

SunGard Capital Corp. and	SUNGARD CAPITAL CORP.
SunGard Capital Corp. II	SUNGARD CAPITAL CORP. II

By:

Optionee	Name of Optionee